SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): April 16, 2004

BAY VIEW TRANSACTION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-105220	41-2094366

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated March 31, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2003-LJ-1 OWNER TRUST
BY:	BAY VIEW TRANSACTION CORPORATION
ORIGINATOR OF TRUST

Dated: April 16, 2004	By:	/s/ Lisa Staab Lisa Staab
VP,Controller